                                                                    Exhibit 99.1

                           Certifications Pursuant to
                             18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

         In connection with the Quarterly Report of Southern Investors Service Company, Inc. (the "Company") on Form 10-QSB for the period ended September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Walter M. Mischer, Sr., Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                          /s/ Walter M. Mischer, Sr.
                          ----------------------------------
                          Name:      Walter M. Mischer, Sr.
                          Title:     Chief Executive Officer
                          Date:      November 14, 2002


         In connection with the Quarterly Report of Southern Investors Service Company, Inc. (the "Company") on Form 10-QSB for the period ended September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Eric Schumann, Senior Vice President - Finance and Principal Financial and Accounting Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                          /s/ Eric Schumann
                          ----------------------------------
                          Name:      Eric Schumann
                          Title:     Senior Vice President - Finance
                                     Principal Financial and Accounting Officer
                          Date:      November 14, 2002